UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2023

CATCHA INVESTMENT CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40061	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Raffles Place #06-01 Bharat Building, Singapore	048617
(Address of principal executive offices)	(Zip Code)

+65-6325-2788

Registrant’s telephone number, including area code

Level 42, Suntec Tower Three

8 Temasek Blvd Singapore

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	CHAA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Subscription Agreement with Polar Multi-Strategy Master Fund

On October 25, 2023, Catcha Holdings LLC (“Sponsor”), the sponsor of Catcha Investment Corp (“Company” or “Catcha”) and the Company, entered into an subscription agreement (the “Subscription Agreement”) with Polar Multi-Strategy Master Fund (“Polar”), an unaffiliated third party of the Company, pursuant to which Polar agreed to fund a capital contribution (the “Investor Capital Contribution”) of $750,000 directly to the Company, subject to the terms and conditions of the Subscription Agreement. In exchange for the commitment of Polar to provide the Investor Capital Contribution, (i) the Company will issue 750,000 shares of Class A common stock (“Class A Common Stock”) to Polar at the closing of an initial business combination by the Company (“De-SPAC Closing”), as further described below; and (ii) upon a De-SPAC Closing, the Sponsor and the Company will promptly repay, as a return of capital, the Investor Capital Contribution within five business days of the De-SPAC Closing, as further described below.

Investor Capital Contribution

Polar has agreed to pay the Investor Capital Contribution of $750,000 in cash within five business days of the parties entering into the Subscription Agreement, or on such date as the parties may agree in writing.

Share Issuance

In exchange for Polar’s commitment to make the Investor Capital Contribution to the Sponsor, the Company agreed to, or cause the surviving entity following a De-SPAC Closing to, issue 750,000 shares of Class A Common Stock (“Subscription Shares”) to Polar at the De-SPAC Closing. The Subscription Shares will not be subject to any transfer restrictions or any other lock-up provisions, earn outs, or other contingencies. The Company or the surviving entity of the business combination shall promptly file a registration statement to register the Subscription Shares after the De-SPAC Closing, but no later than 30 calendar days after the De-SPAC Closing, and cause the registration statement to be declared effective no later than 90 calendar days after the De-SPAC Closing. The Sponsor shall not sell, transfer, forfeit, place further restrictions on, or otherwise dispose of any securities (including warrants) owned by the Sponsor without Polar’s consent, other than shares transferred to third party investors in connection with financing for the De-SPAC Closing, up to an aggregate amount that would not result in the shares being held by the Sponsor being less than 5,625,000 shares until the Subscription Shares have been transferred to the Sponsor and a registration statement referred to above has been made effective.

Return of Capital

The Investor Capital Contribution does not accrue interest. The Sponsor and Company jointly and severally agreed to pay to Polar an amount equal to the Investor Capital Contribution actually funded and received by the Sponsor and Company within five business days of the De-SPAC Closing. Polar may elect at the De-SPAC Closing to receive repayment of an amount equal to the Investor Capital Contribution in cash or shares of Class A Common Stock at a rate of one share of Class A Common Stock for each $10 of the Investor Capital Contribution funded under the Contribution Agreement. If the Company liquidates without consummating an initial business combination, any amounts remaining in the Sponsor or the Company’s cash accounts after paying any outstanding third party invoices (excluding any due to the Sponsor), not including the Company’s trust account, will be paid to Polar within five days of the liquidation.

Termination Payment

In the event that: (i) the business combination agreement (the “Business Combination Agreement”) by and among the Company and Crown LNG Holdings Limited, CGT Merge II Limited, and Crown LNG Holding AS (the latter being “Crown”) (and the transactions contemplated therein, the “Business Combination”), is terminated or (ii) the Business Combination does not close by February 17, 2024 (or such other date as the parties to the Business Combination Agreement shall agree) (the “Termination”), the Sponsor and the Company, jointly and severally, agreed to transfer, or cause to be transferred to Polar within ten business days of the Termination, (A) $1,750,000 in cash; or (B) solely at the discretion and election of Polar, $1,000,000 in cash and, a number of shares of Crown’s common equity equal to 1.5% of its outstanding common equity (on a fully diluted basis) as of the date of Termination (either (A) or (B) above, the “Catcha Termination Payment”). If a Catcha Termination Payment is not made within ten business days of the Termination, the Sponsor and the Company agreed to transfer, or cause to be transferred, warrants that entitle Polar to purchase a number of shares of Crown’ common equity equal to 0.30 percent per annum of the outstanding Crown common equity (on a fully-diluted basis) at exercise, for a price per share of $0.01 (the “Warrants”), accruing monthly (for each month from the date of the Termination until the time that Polar receives the full amount of the Catcha Termination Payment, so that for each such month, a Warrant shall be issued to Polar for a number of shares equal to the total number of shares of outstanding common equity of Crown on a fully diluted basis multiplied by 0.00025). The Warrants are exercisable pursuant to terms set forth in the Subscription Agreement.

Promissory Note

On October 27, 2023, the Company and Crown entered into a Promissory Note (“Promissory Note”) whereby the Company has agreed to provide a loan in the principal amount of $750,000 (“Principal Amount”) to Crown to fund working capital until the closing of the initial business combination between the parties. Crown has agreed to repay the Company the Principal Amount within 10 business day(s) of the Company providing Crown with written notice of demand after the closing of the initial business combination between the parties.

In the event of Termination, Crown agrees to transfer, or cause to be transferred to the Company within ten business days of the Termination, (A) $1,750,000 in cash; or (B) solely at the discretion and election of the Company, $1,000,000 in cash and, a number of shares of Crown’s common equity equal to 1.5% of the outstanding common equity (on a fully diluted basis) as of the date of Termination (either (A) or (B) directly above, the “Crown Termination Payment”). If a Crown Termination Payment is not made within ten business days of the Termination, Crown will transfer, or cause to be transferred, warrants that entitle the Company to purchase a number of shares of Crown’s common equity equal to 0.30 percent per annum of the outstanding common equity of Crown (on a fully-diluted basis) at exercise, for a price per share of $0.01 (the “Crown Warrants”), accruing monthly (for each month from the date of the Termination until the time that the Company receives the full amount of the Crown Termination Payment, so that for each such month, a Crown Warrant shall be issued to the Company for a number of shares equal to the total number of shares of outstanding common equity of Crown on a fully diluted basis multiplied by 0.00025). The Crown Warrants are exercisable pursuant to terms set forth in the Promissory Note.

The foregoing summaries of the Subscription Agreement and Promissory Note do not purport to be complete and are qualified in their entireties by reference to the Subscription Agreement and Promissory Note attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under the subheading “Subscription Agreement with Polar Multi-Strategy Master Fund” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the subheading “Subscription Agreement with Polar Multi-Strategy Master Fund” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of shares of Class A Common Stock pursuant to the Subscription Agreement will be made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933.

Important Information and Where to Find It

In connection with the previously announced business combination (“Business Combination”) among Catcha Investment Corp (“Catcha”), Crown LNG Holding AS (“Crown”), Crown LNG Holdings Limited (“PubCo”), and CGT Merge II Limited (“Merger Sub”), PubCo filed a registration statement on Form F-4 (the “Registration Statement”) (file no. 333-274832) with the U.S. Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of ordinary shares of Catcha in connection with Catcha’s solicitation of proxies for the vote by Catcha’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of PubCo to be issued in the Business Combination. Catcha’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the parties to the related transaction documents, Catcha and Crown. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to Catcha’s stockholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Catcha Investment Corp, 3 Raffles Place #06-01, Bharat Building, Singapore, 048617, Attention: Patrick Grove.

Participants in the Solicitation of Proxies

Catcha and its directors and executive officers may be deemed participants in the solicitation of proxies from Catcha’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Catcha is contained in the registration statement on Form S-1, as amended, which was initially filed by Catcha with the SEC on January 25, 2021 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Catcha Investment Corp, 3 Raffles Place #06-01, Bharat Building, Singapore, 048617, Attention: Patrick Grove. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Crown’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Catcha in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

No Offer or Solicitation

This current report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination described herein. This current report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 (as amended), or an exemption therefrom.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. These forward-looking statements include, without limitation, Catcha’s, Crown’s and PubCo’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination and the timing of the completion of the Business Combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Catcha and its management, and PubCo and Crown and their management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Catcha, Crown, the combined company or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Catcha or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Catcha or Crown as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Catcha, Crown or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) Crown’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Catcha’s final prospectus relating to its initial public offering dated February 11, 2021 and in subsequent filings with the SEC, including the proxy statement relating to the Business Combination filed by Catcha.

Nothing in this current report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of Catcha or Crown undertakes any duty to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Subscription Agreement, dated October 25, 2023, by and among Polar Multi-Strategy Master Fund, Catcha Investment Corp and Catcha Holdings LLC

10.2	Promissory Note, dated October 27, 2023, by and among Crown LNG Holding AS and Catcha Investment Corp

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2023

CATCHA INVESTMENT CORP

By:	/s/ Patrick Grove
Name:	Patrick Grove
Title:	Chairman and Chief Executive Officer